UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 9, 2024

Date of Report (Date of earliest event reported)

August 9, 2024

NORTHWEST NATURAL HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street, Portland, Oregon 97204

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 9, 2024, Northwest Natural Holding Company (the “Company”) filed with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-3 (No. 333-281437) (the “New Registration Statement”), which became effective upon filing. The New Registration Statement replaced the Company’s Registration Statement on Form S-3 (No. 333-258792) (the “Prior Registration Statement”), which was scheduled to expire on August 13, 2024. The Prior Registration Statement was deemed terminated upon the effectiveness of the New Registration Statement on August 9, 2024.

On August 9, 2024, in connection with the filing of the New Registration Statement, the Company filed a prospectus supplement (the “ATM Prospectus Supplement”) relating to the offering of the Company’s common stock, no par value (the “Common Stock”) with an aggregate offering price of up to $200,000,000, through the Company’s at the market equity distribution program pursuant to the Equity Distribution Agreement, dated August 13, 2021, between the Company and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, and RBC Capital Markets, LLC (each, an “Agent”) (as supplemented by the Joinder Letter, dated August 9, 2024 (the “Joinder Letter”), with BMO Capital Markets Corp., also an Agent, and the Written Notice delivered August 9, 2024, relating to, among other things, an increase in the maximum gross sales price for shares of Common Stock that may be offered under the Equity Distribution Agreement, the “Equity Distribution Agreement”). The offering of the Common Stock will be made pursuant to the New Registration Statement, a base prospectus dated August 9, 2024, and the ATM Prospectus Supplement. The Company has no obligation to offer or sell any Common Stock under the Equity Distribution Agreement and may at any time suspend offers under the Equity Distribution Agreement.

Sales of shares of Common Stock under the Equity Distribution Agreement, if any, may be made (i) by any method or payment permitted by law to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended, including without limitation sales made directly on the New York Stock Exchange, the existing trading market for the Common Stock, or to or through a market maker or through an electronic communications network, including block transactions, at market prices prevailing at the time of sale or at prices relating to such prevailing market prices or (ii) any other method permitted by law, including but not limited to privately negotiated transactions (if, and only if, the Company, the applicable Agents and other relevant parties have so agreed in writing). Any shares of Common Stock offered under the Equity Distribution Agreement will be offered pursuant to the New Registration Statement.

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Equity Distribution Agreement, which was filed as Exhibit 1.1 to the Current Report on Form 8-K filed with the SEC on August 13, 2021.

In connection with the issuance and sale of the shares of Common Stock, the Company is also filing legal opinions regarding the validity of the shares of Common Stock as Exhibits 5(a) and 5(b) for the purpose of incorporating the opinions into the New Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See exhibit index below.

EXHIBIT INDEX

Exhibit	Description

5(a)	Opinion of MardiLyn Saathoff, Esquire, regarding the validity of the securities.

5(b)	Opinion of Morgan, Lewis & Bockius LLP, regarding the validity of the securities.

23(a)	The consent of MardiLyn Saathoff, Esquire is included in her opinion filed as Exhibit 5(a).

23(b)	The consent of Morgan, Lewis & Bockius LLP is included in its opinion filed as Exhibit 5(b).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: August 9, 2024	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary